United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 23, 2010

Kansas City Life Insurance Company
(Exact name of registrant as specified in charter)

Missouri                                                                              2-40764                                                                                         44-0308260
(State of incorporation)                                                      (Commission file number)                                                      (IRS Employer Identification No.)

      3520 Broadway
            Kansas City, Missouri                                                                                                              64111-2565
(Address of principal executive offices)                                                                                                (Zip Code)

Telephone Number: (816) 753-7000

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Section 5 – Corporate Governance and Management

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)          The annual meeting of stockholders of Kansas City Life Insurance Company was held on April 22, 2010.

(b)

    Item 1.                      Election of Directors.

Four board nominees for director were elected by a majority of the votes cast for terms expiring at the 2013 annual meeting of stockholders.  The voting results are as follows:

    Nominee                               For                      Against                      Abstain

    William R. Blessing                                         9,980,111                                      2,355                             47,641
Richard L. Finn                                                 9,996,257                                      2,262                             47,641
Cecil R. Miller                                                   9,634,566                                  363,980                             47,641
Bradford T. Nordholm                                     9,981,250                                    18,863                             47,641

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KANSAS CITY LIFE INSURANCE COMPANY
(Registrant)

By:  /s/ William A. Schalekamp
Director, Senior Vice President,
General Counsel and Secretary

July 23, 2010
(Date)